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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): October 15, 2003


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                          0-16421                52-1518642
    (State or other                 (Commission File          (IRS Employer
    jurisdiction of                      Number)            Identification No.)
    incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

           Exhibit 99.1   Press Release October 15, 2003
           Exhibit 99.2 Supplemental Financial Information the Company is making available on October 15, 2003

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

         On October 15, 2003, Provident Bankshares Corporation announced its financial results for the quarter ended September 30, 2003. The press release announcing financial results for the quarter ended September 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

         On October 15, 2003, in conjunction with its earnings release, Provident Bankshares Corporation is making available supplemental financial information regarding the Company. As noted in the Company's October 15, 2003 earnings release, the supplemental financial information is also being posted on the Company's website at www.provbank.com. The supplemental financial
                         ----------------
information includes (in addition to financial information presented in the Company's October 15, 2003 earnings release) a comparative analysis of average balances, interest income and expense and interest yields and rates (three months ended September 30, 2003 versus three months ended September 30, 2002). The supplemental financial information also includes the Company's unaudited Consolidated Statement of Income for the three and nine months ended September 30, 2003 and the Company's Consolidated Statement of Condition at September 30, 2003. The supplemental financial information is filed as Exhibit 99.2 and incorporated herein by reference.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PROVIDENT BANKSHARES CORPORATION


                                     By: /s/ Gary N. Geisel
                                         ----------------------------------
                                         Chairman of the Board and
                                         Chief Executive Officer

Date:  October 15, 2003






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                                  EXHIBIT INDEX
                                  -------------


         EXHIBIT NO.                DESCRIPTION
         -----------                -----------

            99.1          Press Release Dated October 15, 2003

            99.2 Supplemental Financial Information the Company is making available on October 15, 2003